                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      June 19, 2001
                                                --------------------------------


                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)



    Delaware                           0-11630                   76-0471342
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(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)



        1240 East Campbell Road, Richardson, Texas                75081
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        (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (469) 330-4960
                                                   -----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

         On June 19, 2001 the Company issued the press release attached as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business to Be Acquired: N/A

         (b) Pro Forma Financial Information of the Business to Be Acquired: N/A

         (c) Exhibits:


     Exhibit  Description of Exhibit

     99.1     Press release issued June 19, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TeraForce Technology Corporation
                                          --------------------------------------
                                                   (Registrant)




Date:   June 19, 2001                 By:       /s/ Herman M. Frietsch
     --------------------                   ------------------------------------
                                                        (Signature)
                                                Herman M. Frietsch
                                                Chairman of the Board and CEO

                                  EXHIBIT INDEX

         Exhibit           Description of Exhibit
         -------           ----------------------
         99.1              Press release dated June 19, 2001


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